                                                                       Exhibit B


         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES OR BLUE SKY LAWS. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT OR LAWS.


                             MAGNAVISION CORPORATION


No. ________                                                  Dated May __, 1997


               Warrant to Purchase ________ Shares of Common Stock



         This certifies that, for value received, ____________________ or assigns, (the "Holder"), is entitled to purchase from MAGNAVISION CORPORATION, a Delaware corporation (the "Company"), _____________________ (_____) shares of Common Stock, $.08 par value, of the Company at a price per share equal to the Warrant Price (as defined in Section 3) at any time or from time to time during the Exercise Period. "Exercise Period" shall mean the period commencing with and including the date hereof and ending at midnight on April 30, 2005. The number of shares of Common Stock subject to this Warrant and the Warrant Price are subject to adjustment from time to time as set forth in Section 3 and Section 4 hereof. This Warrant has been issued to the Holder pursuant to the terms of the Exchange Agreement dated May 8, 1997 (the "Exchange Agreement") among the Company, the Holder and the other signatories thereto.

         SECTION 1. Exercise of Warrant.

         The rights represented by this Warrant may be exercised by the Holder hereof, in whole or in part at any time or from time to time during the Exercise Period, by the surrender of this Warrant (properly endorsed) at the office of the Company at 1725 Highway 35 South, Wall Township, New Jersey 07719 (or at such other agency or office of the Company in the United States of America as it may designate by notice in writing to the Holder hereof at the address of such Holder appearing on the books of the Company), and by payment to the Company of the Warrant Price for each share being purchased by (i) delivery of cash or a check, (ii) delivery of shares of Common Stock, valued for such purposes at the Market Price (as defined in Section 4) per share on the date of exercise, (iii) delivery of shares of the Company's Series A Preferred

Stock, valued for such purposes at the then-current liquidation value thereof, and/or (iv) surrender of Warrants to purchase Common Stock, valued for such purposes at the difference between the average Market Price per share of Common Stock for the prior 10 trading days and the Warrant Price. In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the shares of Common Stock so purchased (the "Warrant Stock"), registered in the name of the person entitled to receive the same, shall be delivered to the Holder hereof within a reasonable time, not exceeding 15 days, after the rights represented by this Warrant shall have been so exercised and, unless this Warrant has expired, a new Warrant representing the number of shares (including any fractional share, if any) with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof within such time. The person in whose name any certificate for shares of Warrant Stock is issued upon exercise of this Warrant shall for all purposes be deemed to have become the Holder of record of such shares on the date on which this Warrant was surrendered and payment of the Warrant Price and any applicable taxes was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the Holder of record of such shares at the close of business on the next succeeding date on which the stock transfer books are open. This Warrant may not be exercised for fractional shares of Common Stock. In the event that upon the final exercise of this Warrant there is a remaining fractional share hereunder, the Company shall pay the Holder hereof an amount equal to the comparable fraction of the current Market Price per share as of the date of exercise.

         SECTION 2.  Covenants as to Common Stock.

         The Company covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance in accordance with the terms hereof, be validly issued, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issuance thereof. Without limiting the generality of the foregoing, the Company covenants that it will from time to time take all such action as may be required to assure that the stated or par value per share of the Common Stock is at all times equal to or less than the then effective Warrant Price. The Company further covenants and agrees that the Company will at all times have authorized and reserved, free from any and all restrictions, including without limitation preemptive rights, restrictions with respect to the voting, transfer or other rights exercisable by a Holder (other than those imposed by the Stockholders Agreement dated as of May 8, 1997 among the Company and the original holders of the Warrants) and encumbrances or liens, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant. The Company also covenants and agrees that if any shares of capital stock to be reserved for the purpose of the issuance of shares upon the exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law (other than the Securities Act of 1933, as amended) before such shares may be validly issued or delivered upon exercise of this Warrant, then the Company will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be.

         SECTION 3. Adjustment of Number of Shares and Warrant Price.

         (a) The per share price at which the Holder shall be entitled to purchase the shares of Common Stock upon the exercise of this Warrant shall initially be equal to $2.00 per share (as such price may from time to time be adjusted in accordance with this Section 3, hereinafter called the "Warrant Price"). The Warrant Price shall be subject to adjustment from time to time as follows:

              (i) If the Company shall at any time or from time to time after the date hereof (the "Warrant Issuance Date"), issue any Common Stock or any options, warrants or other securities exercisable or exchangeable for or convertible into shares of Common Stock, other than Excluded Stock (as hereinafter defined), without consideration or for a consideration per share less than the Warrant Price in effect immediately prior to the issuance of such security, the Warrant Price in effect immediately prior to each such issuance shall forthwith be lowered, effective as of the date of such issuance, to the price calculated by dividing (x) an amount equal to the sum of (1) the number of shares of Common Stock Deemed Outstanding immediately prior to such issuance multiplied by the then existing Warrant Price plus (2) the aggregate consideration, if any, received by the Company upon such issuance (calculated as set forth below), by (y) the total number of shares of Common Stock Deemed Outstanding immediately after (and including) such issuance.

              (ii) For the purposes of any adjustment of the Warrant Price pursuant to clause (i), the following provisions shall be applicable:

                   (1) In the case of the issuance of securities for cash, the consideration received shall be deemed to be the amount of cash paid therefor after deducting therefrom any discounts, commissions or other expenses allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance thereof.

                   (2) In the case of the issuance of securities for a consideration in whole or in part other than cash, the consideration received shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors of the Company, irrespective of any accounting treatment; provided, however, that such fair market value as determined by the Board of Directors (plus any cash consideration received in such issuance) shall not exceed the average Market Price of the shares of Common Stock being issued calculated for the most recent 30 consecutive day period for which such Market Price is available.

                   (3) The aggregate maximum number of shares of Common Stock deliverable upon exercise of options, warrants or other rights to subscribe for Common Stock, or upon conversion or exchange of securities convertible into or exchangeable for Common Stock, shall be deemed to have been issued at the time such options, warrants, rights or convertible or exchangeable securities were issued for a consideration equal to the consideration (determined in the manner provided in subsections (1) and (2) above), if any, received by the Company upon the issuance of such securities plus the minimum purchase price provided in such options, warrants or rights or the minimum additional consideration (if any) payable upon conversion or exchange of such convertible or exchangeable securities, as applicable.

                   (4) Upon any change in the number of shares or exercise price of Common Stock deliverable upon exercise of any such options, warrants or rights or conversion or exchange of such convertible or exchangeable securities, other than a change resulting from the antidilution provisions thereof, the Warrant Price shall forthwith be readjusted to the Warrant Price which would have obtained had the adjustment made upon the issuance of such options, rights or securities not exercised or converted prior to such change been made upon the basis of such change.

                   (5) On the expiration of any such options, warrants or rights, the Warrant Price shall forthwith be readjusted to the Warrant Price which would have obtained had the adjustment made upon the issuance of such options, warrants or rights been made upon the basis of the issuance of only the number of shares of the Common Stock actually issued upon the exercise of such options, warrants or rights.

              (iii) "Excluded Stock" shall mean:

                    (A) securities issued pursuant to the acquisition of another unaffiliated corporation by the Company by merger, stock acquisition, reorganization, purchase of substantially all of the assets or otherwise whereby the Company owns not less than a majority in voting power of such other corporation after such transaction;

                    (B) all Common Stock and all warrants and options to
              purchase Common Stock issued or granted prior to the Warrant Issuance Date and all Common Stock issued upon exercise of such warrants and options;

                    (C) options to purchase up to 349,986 shares of Common Stock issued pursuant to one or more stock option plans adopted by the Company for the benefit of its management and employees and all Common Stock issued upon the exercise of such options; and

                    (D) warrants (including shares of Common Stock issuable upon exercise thereof) issued to lenders in connection with debt financing transactions.

              (iv) If, at any time after the Warrant Issuance Date, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, effective as of such record date, the Warrant Price shall be appropriately decreased so that the number of shares of Common Stock issuable on exercise of this Warrant (after giving effect to Section 3(a)(ix) below) shall be increased in proportion to such increase in outstanding shares.

              (v) If, at any time after the Warrant Issuance Date, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, effective as of such record date, the Warrant Price shall be appropriately increased so that the number of shares of Common Stock issuable on exercise of this Warrant (after giving effect to Section 3(a)(ix) below) shall be decreased in proportion to such decrease in outstanding shares.

              (vi) In case, at any time after the Warrant Issuance Date, of any capital reorganization or any reclassification of the capital stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), the Company shall cause effective provision to be made so that this Warrant shall after such reorganization or reclassification be exercisable for the kind and number of shares of stock or other securities or property of the Company to which such properties and assets shall have been sold or otherwise disposed to which the Holder of the number of shares of Common Stock deliverable (immediately prior to the time of such reorganization or reclassification) upon exercise of this Warrant would have been entitled upon such reorganization or reclassification and any such provision shall include provisions for adjustments in respect of such stock, securities or other property that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The provisions of this Section 3(a)(vi) shall similarly apply to successive reorganizations or reclassifications.

              (vii) In case, at any time after the Warrant Issuance Date, of any capital reorganization, or any reclassification of the stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value as a result of a stock dividend or subdivision, split-up or combination of shares), or the consolidation or merger of the Company with or into another corporation, association, partnership, joint venture, organization, business, individual or any other entity (a

     "Person") (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any change in the Common Stock) or of the sale or other disposition of all or substantially all the properties and assets of the Company as an entirety to any other Person, this Warrant shall after such reorganization, reclassification, consolidation, merger, sale or other disposition be exercisable to purchase the kind and number of shares of stock or other securities or property of the Company or of the corporation resulting from such consolidation or surviving such merger or to which such properties and assets shall have been sold or otherwise disposed to which the Holder of the number of shares of Common Stock deliverable (immediately prior to the time of such reorganization, reclassification, consolidation, merger, sale or other disposition) upon exercise of this Warrant would have been entitled upon such reorganization, reclassification, consolidation, merger, same or other disposition. The provisions of this Section 3(a)(vii) shall similarly apply to successive reorganizations, reclassification, consolidations, mergers, sales or other disposition.

              (viii) In case, at any time after the Warrant Issuance Date, the Company shall declare a dividend upon its Common Stock or shall distribute to holders of its Common Stock shares of its capital stock (other than Common Stock), stock or other securities of other Persons, evidences of indebtedness issued by the Company or other Persons, other assets or options or rights (excluding options to purchase and rights to subscribe for Common Stock or other securities of the Company convertible into or exchangeable for Common Stock), then the Warrant Price shall be appropriately decreased by the amount of such cash dividend or other distribution on a Common Stock equivalents basis.

              (ix) Upon any adjustment to the Warrant Price hereunder, the number of shares purchasable upon the exercise of this Warrant shall be adjusted to the number obtained by dividing:

                     (A) an amount equal to the product of the number of shares purchasable hereunder immediately prior to such adjustment and the Warrant Price immediately prior to such adjustment, by

                     (B) the Warrant Price immediately after such adjustment.

              (x) All calculations under this Section 3(a) shall be made to the nearest one-tenth of a cent ($.001) or to the nearest one-tenth of a share, as the case may be.

              (xi) As used in this Section 3,

                     (A) "Market Price" at any date of one share of Common Stock shall be (1) the last reported sales price regular way or, in case no such reported sales took place on such day, the last reported bid price regular way on the principal national securities exchange on which the Common Stock is listed or admitted to trading (or if the Common Stock is not at the time listed or admitted for trading on any such exchange, then such price as shall be equal to the last reported sale price, or if there is no such sale price, the last reported bid price, as reported by the National Association of Securities Dealers Automated Quotations System ("NASDAQ") on such day, or if, on any day in question, the security shall not be quoted on the NASDAQ, then such price shall be equal to the last reported bid price on such day as reported by the National Quotation Bureau, Inc. or any similar reputable quotation and reporting service, if such quotation is not reported by the National Quotation Bureau, Inc.) or (2) if the Company's Common Stock is not listed or admitted to trading on a principal national securities exchange, the value given such share as determined in good faith by the Company's Board of Directors; provided, however, that if the Holder notifies the Company in writing disputing such determination by the Company's Board of Directors within 20 days after such determination, the Holder and the Company shall mutually agree upon and select an investment bank to determine the value of one share of Common Stock, the investment bank's determination to be conclusive, absent manifest error, and the costs of such determination to be equally borne by the Company and the Holder, except that the Company shall bear such costs if the investment bank's determination is greater than the Board of Directors' determination.

                     (B) "Common Stock Deemed Outstanding" means, at any given
               time, without duplication, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock issuable upon the exercise of any option, warrant or other right to acquire Common Stock of the Company or issuable upon the conversion or exchange of any convertible or exchangeable security of the Company.

              (xii) In any case in which the provisions of this Section 3(a) shall require that an adjustment shall become effective as of a record date for an event, the Company may defer until the occurrence of such event issuing to the Holder of this Warrant exercised after such record date and before the occurrence of such event the additional shares of capital stock issuable upon such exercise by reason of the adjustment required by such event over and above the shares of capital stock issuable upon such exercise before giving effect to such adjustment.

         (b) Whenever the Warrant Price and the number of shares subject to this Warrant shall be adjusted as provided in this Section 3, the Company shall within 10 days file, at the office of the transfer agent for the Common Stock or at such other place as may be designated by the

Company, a statement, signed by its President or Chief Financial Officer and by its Treasurer, showing in detail the facts requiring such adjustment and the Warrant Price and the number of shares subject to this Warrant that shall be in effect after such adjustment. The Company shall also cause a copy of such statement to be given to the Holder of this Warrant. Where appropriate, such copy may be given in advance and may be included as part of a notice required to be mailed under the provisions of Section 3(c).

         (c) In the event the Company shall propose to take any action of the types described in clauses (i), (iv), (v), (vi), (vii) or (viii) of Section 3(a), the Company shall give 20 days advance written notice to the Holder of this Warrant at such address as such Holder shall have provided to the Company, which notice shall specify with respect to any such action and the date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Warrant Price and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon exercise of this Warrant. In the case of any action which would require the fixing of a record date, such notice shall be given at least 10 days prior to the date so fixed. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action. In the event the Company proposes to make any distribution to holders of its Common Stock which would not give rise to any adjustment to the Warrant Price hereunder, the Company shall establish a record date for determining the holders of record of Common Stock who will be entitled to receive such distribution, and shall give the Holder of record of this Warrant notice (in the manner specified above) of such distribution and record date at least 20 days in advance of such record date.

         (d) The Company shall pay all documentary, stamp or other transactional taxes attributable to the issuance or delivery of shares of capital stock of the Company upon exercise of all or any part of this Warrant; provided, however, that the Company shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the Holder of this Warrant.

         SECTION 4. Adjustment of Warrant; Put Rights of Holder.

         (a) In the event that a Liquidity Event reflecting an Implicit Valuation for the Company in excess of $30.0 million occurs at any time on or prior to October 31, 2000, upon consummation of such Liquidity Event this Warrant shall be automatically adjusted to represent the right to purchase that number of shares of Common Stock (rounded up to the nearest whole number of shares) determined by multiplying the number of shares represented by this Warrant as originally issued to the Holder by the appropriate percentage set forth below and subtracting from such amount the number of shares with respect to which this Warrant was previously exercised by the Holder:

              Implicit Valuation                            Percentage
              ------------------                            ----------
         $30,000,001 to $45,000,000                            96.6%
         $45,000,001 to $60,000,000                            93.1%
         $60,000,001 to $70,000,000                            89.7%
         $70,000,001 to $75,000,000                            86.2%
         $75,000,001 or more                                   82.8%


Notwithstanding the foregoing, no adjustment pursuant to this Section 4(a) shall be required if, immediately following such Liquidity Event, the total number of shares of Common Stock represented by all Warrants originally issued pursuant to the Exchange Agreement and all Warrant Stock issued thereunder constitutes less than 40% of the then-outstanding Common Stock on a fully-diluted basis.

         (b) In the event that a Liquidity Event has not occurred on or prior to the earlier of the expiration of the Exercise Period or the date on which all outstanding shares of the Company's Series A Preferred Stock have been redeemed in accordance with the provisions of the Company's Certificate of Incorporation, the Holder shall have the right to require the Company to repurchase this Warrant and/or the Warrant Stock previously issued upon exercise of this Warrant at a cash price equal to Fair Market Value multiplied by a fraction, the numerator of which is the number of shares of Common Stock represented by this Warrant and the Warrant Stock to be repurchased and the denominator of which is the total number of shares of Common Stock outstanding on a fully-diluted basis on such date less the aggregate unpaid exercise price of this Warrant. The Holder may exercise its right pursuant to this Section 4(b) by delivering written notice to the Company; provided, however, that no notice shall be required in the event that the Holder's rights are triggered by the expiration of the Exercise Period. The repurchase of this Warrant and the Warrant Stock shall occur within 30 days following delivery of the Holder's notice or the expiration of the Exercise Period, as applicable.

         (c) For purposes of this Section 4, (x) a "Liquidity Event" shall mean
(i) a registered initial public offering of Common Stock resulting in net proceeds to the Company of $10.0 million or more and reflecting a total market capitalization for the Common Stock of $40.0 million or more, (ii) the sale of 100% of the Company's outstanding Common Stock, (iii) the sale of substantially all the Company's assets, or (iv) the sale of the Company's leasehold interest in wireless cable assets for net proceeds of $15.0 million or more; (y) "Fair Market Value" shall mean the greater of (i) the fair value of the entire common equity interest in the Company as determined by an independent investment banking firm mutually acceptable to the Company and the Holders of two-thirds of the outstanding Warrants, or (ii) the value determined by multiplying the number of cable televisions outlets under contract with the Company by $900 plus the fair market value of the Company's wireless leasehold assets (in no event less than $5.0 million) plus the amount of the Company's cash and marketable securities minus the amount of the Company's long-term debt and the liquidation value of its preferred stock; and (z) "Implicit Valuation" shall mean (i) in the case of a public offering, the public offering price multiplied by the number of shares of Common Stock outstanding following such offering,
(ii) in the case of a sale of the Common Stock, the aggregate net proceeds received by the holders of Common Stock, or (iii) in the case of a sale of assets, the proceeds to the Company of such sale, less related fees, expenses and taxes, plus the estimated fair value of the Company's remaining assets.

         SECTION 5. Exchange of Warrant.

         This Warrant is exchangeable, upon the surrender hereof by the Holder at the office or agency of the Company designated in Section 1 hereof, for new Warrants of like tenor representing in the aggregate the rights to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by said Holder hereof at the time of such surrender.

         SECTION 6. Lost, Stolen, Mutilated or Destroyed Warrant.

         If this Warrant is lost, stolen, mutilated or destroyed, the Company shall, upon the receipt of indemnity reasonably satisfactory to it (it being understood that the written undertaking of any original Holder of this Warrant shall be sufficient indemnity) and, in the case of a mutilated Warrant, the surrender thereof, issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

         SECTION 7. Listing on Securities Exchanges.

         The Company shall list on each national securities exchange on which any Common Stock shall at any time be listed, subject to official notice of issuance upon the exercise of this Warrant, and shall maintain, so long as any other shares of its Common Stock shall be so listed, all shares of Common Stock from time to time issuable upon the exercise of this Warrant, and the Company shall so list on each national securities exchange, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of capital stock of the same class shall be listed on such national securities exchange by the Company. Any such listing shall be at the Company' expense.

         SECTION 8. Availability of Information.

         The Company shall comply with all applicable public information reporting requirements of the Securities and Exchange Commission (the "SEC") (including those required to make available the benefits of Rule 144 under the Securities Act of 1933) to which it may from time to time be subject. The Company shall also cooperate with each Holder of this Warrant and Holder of any Common Stock issued upon exercise of this Warrant in supplying such information as may be necessary for such Holder to complete and file any information reporting forms currently or hereafter required by the SEC as a condition to the availability of an exemption from the Act for the sale of any Warrant or Common Stock issued upon exercise of this Warrant.

         SECTION 9. Successors.

         All the provisions of this Warrant by or for the benefit of the Company or the Holder shall bind and inure to the benefit of their respective successors and assigns. The Company acknowledges and agrees that the Holder shall have the right to assign its right, title and interests under this Warrant, in whole or in part, to any of its affiliates or to one or more third parties, subject only to compliance with applicable securities laws.

         SECTION 10. Headings.

         The headings of sections of this Warrant have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

         SECTION 11. No Stockholder Rights.

         The Holder hereof shall not be entitled to any voting rights or other rights as a stockholder of the Company by reason of the rights granted under this Warrant until the Holder hereof shall purchase shares of Common Stock hereunder.

         SECTION 12. Governing Law.

         This Warrant shall be governed by and construed in accordance with the laws of the State of New York without regard to the laws and principles thereof which would direct the application of the laws of another jurisdiction.

                                    * * * * *

         IN WITNESS WHEREOF, MagnaVision Corporation has caused this Warrant to be executed by its duly authorized officers under its corporate seal, and this Warrant to be dated as of the date first set forth above.

                                         MAGNAVISION CORPORATION




                                         By:___________________________
                                            Name:
                                            Title:

[CORPORATE SEAL]


ATTEST:



----------------------------
Secretary

                              FORM OF SUBSCRIPTION

                     [To be signed upon exercise of Warrant]


TO MAGNAVISION CORPORATION

         The undersigned, the Holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, _________ shares of Common Stock of MAGNAVISION CORPORATION and herewith tenders payment of $________ in full payment of the purchase price for such shares, and requests that the certificates for such shares be issued in the name of, and be delivered to, ______________________________________________, whose address is _______________
___________________________________.


Dated:

                                       -----------------------------------------
                                                      (Signature)




                                       -----------------------------------------
                                                       (Address)

                               FORM OF ASSIGNMENT

                  [To be signed only upon transfer of Warrant]

         For value received, the undersigned hereby sells, assigns and transfers unto _________________________, all of the rights represented by the within Warrant to purchase shares of Common Stock of MAGNAVISION CORPORATION to which the within Warrant relates, and appoints _______________________ Attorney to transfer such right on the books of MAGNAVISION CORPORATION with full power of substitution in the premises.

Dated:

                                       -----------------------------------------
                                                      (Signature)




                                       -----------------------------------------
                                                       (Address)



Signed in the presence of:



---------------------------